As filed with the Securities and Exchange Commission on August 20, 2007

Registration No. 333-53011
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

POST-EFFECTIVE AMENDMENT NO. 5
TO
FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of issuer as specified in its charter)

Montana (State or other Jurisdiction of incorporation or organization)	81-0331430 (I.R.S. Employer Identification Number)
401 North 31st Street, Billings, Montana 59116
(Address of Principal Executive Offices and Zip Code)
SAVINGS AND PROFIT SHARING PLAN FOR EMPLOYEES OF FIRST INTERSTATE
BANCSYSTEM, INC. — 2006 RESTATEMENT
FIRST INTERSTATE BANCSYSTEM, INC. STOCK OPTIONS AND STOCK APPRECIATION
RIGHTS PLAN, AS AMENDED, AND
FIRST INTERSTATE BANCSYSTEM, INC. EMPLOYEE STOCK PURCHASE PLAN, AS
AMENDED AND RESTATED
(Full titles of plans)
Terrill R. Moore
Executive Vice President and Chief Financial Officer
FIRST INTERSTATE BANCSYSTEM, INC.
401 North 31st Street
Billings, Montana 59116
(Name and address of agent for service)
(406) 255-5300
(Telephone number, including area code, of agent for service)
With a Copy to:
Holland & Hart LLP
Attn: David G. Angerbauer, Esq.
60 East South Temple, Suite 2000
Salt Lake City, Utah 84111
(801) 799-5800

EXPLANATORY NOTE
PART II
INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
SIGNATURES
EXHIBITS INDEX
First Amendment to the Savings and Profit Sharing Plan for Employees
Second Amendment to the Savings and Profit Sharing Plan for Employees

EXPLANATORY NOTE
     This Post-Effective Amendment No. 5 to Registration Statement on Form S-8 (Commission File No. 333-53011) is being filed solely for the purpose of amending the exhibit list to include the First Amendment to the Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. — 2006 Restatement (Exhibit 4.32) and the Second Amendment to the Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. — 2006 Restatement (Exhibit 4.33)
PART II
INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
Item 8.       EXHIBITS

Regulation S-K
Exhibit	Document
4.1(1)	Restated Articles of Incorporation of the Registrant dated February 27, 1986

4.2(2)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September 26, 1996

4.3(2)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September 26, 1996

4.4(3)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated October 7, 1997

4.6(4)	Specimen of common stock certificate of First Interstate BancSystem, Inc.

4.7*	Shareholder’s Agreement for non-Scott family members.

4.10(9)	Revised Bylaws of First Interstate BancSystem, Inc. dated July 29, 2004.

4.15(1)	Stock Option and Stock Appreciation Rights Plan of the Registrant, as amended.

4.20(7)	Form of Charity Shareholder’s Agreement with charitable shareholders.

4.26(7)	Form of Shareholder’s Agreement for non-Scott family members dated August 24, 2001.’

4.27(5)	Form of Shareholder’s Agreement for non-Scott family members dated August 19, 2002.

4.29(8)	Shareholder’s Agreement with Scott Family Members dated January 11, 1999.

4.30(6)	Employee Stock Purchase Plan of the Registrant, as amended and restated effective April 30, 2003.

4.31(10)	Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. — 2006 Restatement.

4.32	First Amendment to the Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. — 2006 Restatement.

Regulation S-K
Exhibit	Document
4.33	Second Amendment to the Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. — 2006 Restatement.

5*	Opinion of Holland & Hart LLP, as to the legality of securities being registered.

23.1*	Consent of KPMG LLP, Independent Certified Public Accountants.

23.2*	Consent of Holland & Hart LLP (contained in Exhibit 5)

24*	Power of Attorney

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 033-84540.

(2)	Incorporated by reference to the Registrant’s Form 8-K dated October 1, 1996.

(3)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-37847.

(4)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-03250.

(5)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 2 to Registration Statement on Form S-8, No. 333-76825.

(6)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 3 to Registration Statement on Form S-8, No. 333-76825.

(7)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 1 to Registration Statement on Form S-8, No. 333-76825.

(8)	Incorporated by reference to the Registrant’s Registration Statement on Form S-8, No. 333-76825.

(9)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 4 to Registration Statement of Form S-8, No. 333-76825.

(10)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 6 to Registration Statement of Form S-8, No. 333-76825.

*	Previously filed.

SIGNATURES
1.       REGISTRANT
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billings, State of Montana, on August 20, 2007.

First Interstate BancSystem, Inc.
By:	/s/ LYLE R. KNIGHT
Lyle R. Knight
President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities indicated on August 20, 2007.

Signature	Title

/s/ Thomas W. Scott Thomas W. Scott**	Chairman of the Board
/s/ James R. Scott James R. Scott**	Vice Chairman of the Board
Sandra A. Scott Suzor	Director
/s/ Randall I. Scott Randall I. Scott**	Director
Jonathan R. Scott	Director
/s/ Charles M. Heyneman Charles M. Heyneman**	Director
Terry W. Payne	Director
/s/ James W. Haugh James W. Haugh**	Director
Martin A. White	Director
/s/ Robert L. Nance Robert L. Nance**	Director
Julie A. Scott	Director
Elouise C. Cobell	Director
/s/ Richard A. Dorn Richard A. Dorn**	Director
Michael J. Sullivan	Director
/s/ William B. Ebzery William B. Ebzery**	Director
David H. Crum	Director

Signature	Title
/s/ Lyle R. Knight Lyle R. Knight	President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ Terrill R. Moore Terrill R. Moore	Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)
**By Power of Attorney:	/s/ TERRILL R. MOORE Terrill R. Moore Attorney-in-Fact
2.	SAVINGS AND PROFIT SHARING PLAN FOR EMPLOYEES OF FIRST INTERSTATE BANSYSTEM, INC. — 2006 RESTATEMENT
     Pursuant to the requirements of the Securities Act, the trustee has duly caused this Post Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billings, State of Montana, on August 20, 2007.

Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. — 2006 Restatement
/s/ RICHARD A. MCCANN
By: Richard A. McCann
Its: Trustee

FIRST INTERSTATE BANCSYSTEM, INC.
EXHIBITS INDEX

Regulation S-K
Exhibit	Document
4.1(1)	Restated Articles of Incorporation of the Registrant dated February 27, 1986

4.2(2)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September 26, 1996

4.3(2)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September 26, 1996

4.4(3)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated October 7, 1997

4.6(4)	Specimen of common stock certificate of First Interstate BancSystem, Inc.

4.7*	Shareholder’s Agreement for non-Scott family members.

4.10(9)	Revised Bylaws of First Interstate BancSystem, Inc. dated July 29, 2004.

4.15(1)	Stock Option and Stock Appreciation Rights Plan of the Registrant, as amended.

4.20(7)	Form of Charity Shareholder’s Agreement with charitable shareholders.

4.26(7)	Form of Shareholder’s Agreement for non-Scott family members dated August 24, 2001.

4.27(5)	Form of Shareholder’s Agreement for non-Scott family members dated August 19, 2002.

4.29(8)	Shareholder’s Agreement with Scott Family Members dated January 11, 1999.

4.30(6)	Employee Stock Purchase Plan of the Registrant, as amended and restated effective April 30, 2003.

4.31(10)	Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. — 2006 Restatement.

4.32	First Amendment to the Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. — 2006 Restatement.

4.33	Second Amendment to the Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. — 2006 Restatement.

5*	Opinion of Holland & Hart LLP, as to the legality of securities being registered.

23.1*	Consent of KPMG LLP, Independent Certified Public Accountants.

23.2*	Consent of Holland & Hart LLP (contained in Exhibit 5)

24*	Power of Attorney

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 033-84540.

(2)	Incorporated by reference to the Registrant’s Form 8-K dated October 1, 1996.

(3)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-37847.

(4)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-03250.

(5)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 2 to Registration Statement on Form S-8, No. 333-76825.

(6)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 3 to Registration Statement on Form S-8, No. 333-76825.

(7)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 1 to Registration Statement on Form S-8, No. 333-76825.

(8)	Incorporated by reference to the Registrant’s Registration Statement on Form S-8, No. 333-76825.

(9)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 4 to Registration Statement of Form S-8, No. 333-76825.

(10)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 6 to Registration Statement of Form S-8, No. 333-76825.

*	Previously filed.